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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): FEBRUARY 5, 2002



                               INPUT/OUTPUT, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-13402                  22-2286646
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)





12300 C.E. SELECMAN DR., STAFFORD, TEXAS                                77477
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (281) 933-3339


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ITEM 5. OTHER EVENTS

DESCRIPTION OF CAPITAL STOCK

         On February 5, 2002, our board of directors adopted new bylaws for our company. This Current Report on Form 8-K is intended to update the description of our equity securities contained in our Form 8-A filed with the Securities and Exchange Commission (SEC) in October 1994, necessitated by these new bylaws, as well as other developments since 1994. We are filing this Form 8-K in accordance with the principles of Interpretation 99 of Section G. of the Manual of Publicly Available Telephone Interpretations of the Division of Corporation Finance of the SEC (July 1997). We intend to incorporate this description by reference into certain of our filings with the SEC, including any registration statements on Form S-3 or Form S-8. This Current Report on Form 8-K does not, however, amend the disclosures contained in:

         o The Form 8-A we filed with the SEC on January 27, 1997, which relates to certain rights to acquire shares of our Series A Preferred Stock under our Rights Agreement with Harris Trust and Savings Bank dated as of January 17, 1997, as amended by Form 8-A/A-1 filed with the SEC on May 7, 1999; or

         o The Current Report on Form 8-K we filed with the SEC on May 7, 1999, regarding the issuance of our Series B and Series C Preferred Stock in privately negotiated transactions.

         References in this Form 8-K to "us," "we," "our" or "company" mean Input/Output, Inc.

         GENERAL

         The following description highlights selected information about our capital stock, as well as relevant provisions of (i) our Amended and Restated Certificate of Incorporation dated August 31, 1990, as amended by the Certificate of Amendment dated October 10, 1996 (the "Certificate of Incorporation"), (ii) our Amended and Restated Bylaws dated February 5, 2002 (the "Bylaws"), and (iii) the General Corporation Law of Delaware. For a complete description of the terms of our common and preferred stock outstanding and that we may offer in the future, please refer to our Certificate of Incorporation and Bylaws.

         Our authorized capital stock consists of (i) 100,000,000 shares of Common Stock, par value $.01 per share; and (ii) 5,000,000 shares of preferred stock, par value $.01 per share, the rights, preferences and powers of which may be designated by the Board of Directors of the company. Of the 5,000,000 shares of preferred stock authorized, the board has designated 100,000 shares of Series A Preferred Stock, none of which were outstanding as of March 1, 2002, 40,000 shares of Series B Preferred Stock, all of which were issued and outstanding as of March 1, 2002, and 15,000 shares of Series C Preferred Stock, all of which were issued and outstanding as of March 1, 2002. As of March 1, 2002, 51,426,947 shares of Common Stock were issued and outstanding.

         COMMON STOCK

         Holders of Common Stock are entitled to dividends as may be declared from time to time by our board of directors out of legally available funds. We have not paid any dividends on our Common Stock since our initial public offering in 1991.



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

         Holders of Common Stock have no preemptive, redemption, conversion or sinking fund rights. Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders and do not have any cumulative voting rights. In the event of a liquidation, dissolution or winding-up of the company, the holders of Common Stock are entitled to share equally and ratably in the assets of the company, if any, remaining after the payment of all debts and liabilities of the Company and the liquidation preference of any outstanding preferred stock. The outstanding shares of Common Stock are fully paid and nonassessable.

         Currently, each share of Common Stock entitles the holder to one Right to purchase from the company one one-thousandth (1/1000th) of a share of Series A Preferred Stock upon any "Distribution Date" (as that term is defined in the Rights Agreement between the company and Harris Trust and Savings Bank). The description of these Rights contained in pages 1 through 5, inclusive, of our Form 8 -A/A-1 filed with the SEC on May 7, 1999, is incorporated by reference into this Form 8-K. Copies of these pages have been filed as Exhibit 4.7 to this Form 8-K.

         The rights of holders of Common Stock are limited and qualified by the terms of our outstanding Series B and Series C Preferred Stock, as described below.

         PREFERRED STOCK

         Our board of directors is authorized to provide for the issuance of preferred stock in one or more series and to fix the designations, preferences, powers, and relative, participating, optional or other rights and restrictions of our preferred stock, including the dividend rate, conversion rights, voting rights, redemption price and liquidation preference, to fix the number of shares of each series and to increase and decrease the number of shares of each series. Our board of directors, without obtaining stockholder approval, may issue shares of preferred stock with voting rights or conversion rights which could adversely affect the voting power of the holders of Common Stock. These rights, preferences, powers and limitations could have the effect of impeding or discouraging the acquisition of control of the company.

         The descriptions of our Series B and Series C Preferred Stock contained in pages 2 through 8, inclusive, of our Current Report on Form 8-K filed with the SEC on May 7, 1999, and in pages 12 through 14, inclusive, of our Annual Report on Form 10-K filed with the SEC on August 20, 1999, are incorporated by reference into this Form 8-K. Copies of these pages have been filed as Exhibit
4.8 to this Form 8-K.

CERTAIN PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS

         The provisions of the Certificate of Incorporation and Bylaws summarized in the paragraphs below may have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in the stockholder's best interest, including those attempts that might result in a premium over the market price for the shares held by stockholders.

         Our board of directors is divided into three classes that are elected for staggered three-year terms. Stockholders may only remove a director for cause.

         The Certificate of Incorporation provides that the directors of the company generally will not be personally liable for monetary damages for breach of their fiduciary duties as a director. These provisions do not limit the liability of a director for breach of a director's duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, payment of an unlawful dividend or for any unlawful stock purchase or redemption, or any transaction for which the



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director derived an improper benefit. These provisions are in addition to the rights of indemnification provided under the Bylaws.

         The Certificate of Incorporation contains a "fair price" provision that requires the approval of holders of not less than 75% of the outstanding shares of voting stock of the company (including holders of not less than 66 2/3% of the outstanding shares of voting stock not owned, directly or indirectly, by persons who are Related Persons [as defined below]) as a condition for mergers, consolidations and certain other business combinations, including management buyouts, involving the company and any Related Person. However, this 66 2/3% voting requirement is not applicable if the business combination is approved by the holders of not less than 90% of the outstanding shares of voting stock of the company. "Related Persons" means the holders of 10% or more of the company's outstanding voting stock, and their affiliates. The 75% voting requirement contained in the "fair price" provision is not applicable to a business combination between the company and any wholly-owned subsidiary, or a business combination involving a holder of 10% or more of the company's outstanding voting stock, if:

         o The acquisition by that holder or the proposed transaction is approved in advance of the person becoming such a 10% holder by not less than 75% of the directors of the company then holding office, or

         o The following conditions are met: (i) the transaction is a merger or consolidation proposed to occur within one year of the time the holder acquired 10% of the voting stock and the price to be paid to holders of Common Stock is at least as high as the highest price paid by that holder in acquiring any of its Common Stock, (ii) the consideration to be paid in the transaction is cash or the same form of consideration paid by the holder to acquire a majority of its holdings of Common Stock, (iii) between the date of the acquisition by the holder of 10% of the voting stock and the transaction there has been no failure to declare and pay preferred stock dividends and no reduction in Common Stock dividends (except as approved by a majority of the unaffiliated directors), no further acquisition of voting stock by the holder and no benefit, direct or indirect, received by the holder through loans or other financial assistance from the company or tax credits or other tax advantages provided by the company, and (iv) a proxy statement shall have been mailed to stockholders of record at least 30 days prior to the consummation of the transaction for the purpose of soliciting stockholder approval of such transactions.

         The Certificate of Incorporation also provides that (i) stockholders may act only at an annual or special meeting of stockholders and may not act by written consent; (ii) special meetings of stockholders can be called only by the board of directors or a committee of directors specially designated for that purpose; (iii) the Bylaws may be amended only by the board of directors or the vote of holders of not less than 75% of the total voting power of all shares entitled to vote in an election of directors; (iv) a similar 75% vote is required to amend the Certificate of Incorporation with respect to certain matters, including, without limitation, the matters set forth in clauses (i) and
(iii) above as well as the 75% voting requirement for business combinations described in the preceding paragraph; and (v) in addition to the 75% voting requirement referred to in clause (iv) above, 66 2/3% of the voting power of all shares entitled to vote in an election of directors not owned by a Related Person is required to amend the provisions of the Certificate of Incorporation relating to business combinations described in the preceding paragraph.

         The Bylaws establish advance notice procedures with regard to the nomination, other than by the board of directors, of candidates for election as directors and as to any other business to be brought before an annual or special meeting of stockholders. These procedures provide that the notice of proposed stockholder nominations for the election of directors must be timely given in writing to the company's



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secretary prior to the meeting at which directors are to be elected. The procedures also provide that at an annual meeting, and subject to other specified requirements, the only business that may be conducted is that brought before the meeting by, or at the direction of, the board of directors or by a stockholder who has timely given prior written notice to the company's secretary of his or her intention to bring that business before the meeting. For a stockholder's notice to be timely, the notice must be delivered to or mailed and received at our principal executive office not less than 120 days prior to the first anniversary of the date our proxy statement for our annual meeting was released to our stockholders during the prior year. This notice must also contain certain information specified in the Bylaws.

         We are a Delaware corporation and are subject to Section 203 of the Delaware General Corporation law. In general, Section 203 prevents an "interested stockholder" (defined generally as person owning 15% or more of a corporation's outstanding voting stock) from engaging in a "business combination" (as defined) with a Delaware corporation for three years following the date that person became an interested stockholder, unless (i) before such person became an interested stockholder, the board of directors of the corporation approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination, (ii) upon consummation of the transaction that resulted in the interested stockholder's becoming an interested stockholder, the interested stockholder owns at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding stock held by directors who are also officers of the corporation and by employee stock plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or (iii) on or subsequent to the date of the transaction in which such person became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized at a meeting of the stockholders by the affirmative vote of the holders of two-thirds of the outstanding voting stock of the corporation not owned by the interested stockholder. Under Section 203, the restrictions described above also do not apply to certain business combinations proposed by an interested stockholder following the announcement or notification of one of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the directors who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

                  4.1 Amended and Restated Certificate of Incorporation of Input/Output, Inc. dated August 31, 1999 (filed as
                           Exhibit 3.1 to the company's Annual Report on Form 10-K for the transition period ended December 31, 2000, and incorporated herein by reference).

                  4.2 Amendment to Amended and Restated Certificate of Incorporation of Input/Output, Inc. dated October 10, 1996 (filed as Exhibit 3.2 to the company's Annual Report on Form 10-K for the fiscal year ended May 31, 1997, and incorporated herein by reference).

                  4.3* Amended and Restated Bylaws of Input/Output, Inc. dated February 5, 2002.

                  4.4 Form of Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Input/Output, Inc. filed as Exhibit 2 to the company's Registration Statement on Form 8-A dated January 27, 1997 (attached as Exhibit 1 to the Rights Agreement referenced therein) and incorporated herein by reference.



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

                  4.5 Form of Certificate of Designation, Preferences and Rights of Series B Preferred Stock of Input/Output, Inc. filed as Exhibit 4.1 to the company's Current Report on Form 8-K filed with the SEC on May 7, 1999, and incorporated herein by reference.

                  4.6 Form of Certificate of Designation, Preferences and Rights of Series C Preferred Stock of Input/Output, Inc. filed as Exhibit 4.2 to the company's Annual Report on Form 10-K for its fiscal year ended May 31, 1999, and incorporated herein by reference.

                  4.7* Description of Rights and Rights Agreement contained in pages 1 through 5, inclusive, of the company's Form 8-A/A-1 filed with the SEC on May 7, 1999.

                  4.8* Description of Series B and Series C Preferred Stock contained in pages 2 through 8, inclusive, of the company's Current Report on Form 8-K filed with the SEC on May 7, 1999, and pages 12 through 14, inclusive, of the Company's Annual Report on Form 10-K for its fiscal year ended May 31, 1999.

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*        FILED HEREWITH



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 8, 2002


                                       INPUT/OUTPUT, INC.




                                       By: /s/ BRAD EASTMAN
                                          --------------------------------------
                                          Brad Eastman
                                          Vice President, General Counsel and
                                          Secretary



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                                  EXHIBIT INDEX

                EXHIBIT
                NUMBER     DESCRIPTION
                -------    -----------
                  4.1      Amended and Restated Certificate of Incorporation of
                           Input/Output, Inc. dated August 31, 1999 (filed as
                           Exhibit 3.1 to the company's Annual Report on Form
                           10-K for the transition period ended December 31,
                           2000, and incorporated herein by reference).

                  4.2      Amendment to Amended and Restated Certificate of
                           Incorporation of Input/Output, Inc. dated October 10,
                           1996 (filed as Exhibit 3.2 to the company's Annual
                           Report on Form 10-K for the fiscal year ended May 31, 1997, and incorporated herein by reference).

                  4.3*     Amended and Restated Bylaws of Input/Output, Inc.
                           dated February 5, 2002.

                  4.4      Form of Certificate of Designation, Preferences and
                           Rights of Series A Preferred Stock of Input/Output,
                           Inc. filed as Exhibit 2 to the company's Registration
                           Statement on Form 8-A dated January 27, 1997
                           (attached as Exhibit 1 to the Rights Agreement referenced therein) and incorporated herein by reference.

                  4.5      Form of Certificate of Designation, Preferences and
                           Rights of Series B Preferred Stock of Input/Output,
                           Inc. filed as Exhibit 4.1 to the company's Current
                           Report on Form 8-K filed with the SEC on May 7, 1999, and incorporated herein by reference.

                  4.6      Form of Certificate of Designation, Preferences and
                           Rights of Series C Preferred Stock of Input/Output,
                           Inc. filed as Exhibit 4.2 to the company's Annual
                           Report on Form 10-K for its fiscal year ended May 31, 1999, and incorporated herein by reference.

                  4.7* Description of Rights and Rights Agreement contained in pages 1 through 5, inclusive, of the company's
                           Form 8-A/A-1 filed with the SEC on May 7, 1999.

                  4.8* Description of Series B and Series C Preferred Stock contained in pages 2 through 8, inclusive, of the company's Current Report on Form 8-K filed with the SEC on May 7, 1999, and pages 12 through 14, inclusive, of the Company's Annual Report on Form
                           10-K for its fiscal year ended May 31, 1999.

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*        FILED HEREWITH